Exhibit 32.2

                         AMCOL INTERNATIONAL CORPORATION

                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of AMCOL International Corporation (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: November 12, 2003                        /s/ Lawrence E. Washow
                                                ----------------------
                                                Lawrence E. Washow
                                                Chief Executive Officer

         A signed original of this written statement required by Section 906 has been provided to AMCOL International Corporation and will be retained by AMCOL International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

                         AMCOL INTERNATIONAL CORPORATION

                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of AMCOL International Corporation (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 12, 2003                /s/  Gary L. Castagna
                                        ---------------------
                                        Gary L. Castagna
                                        Senior Vice President, Chief Financial
                                        Officer and Principal Accounting Officer

     A signed original of this written statement required by Section 906 has been provided to AMCOL International Corporation and will be retained by AMCOL International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.